EXHIBIT 10.1

                                    AGREEMENT

This Agreement is dated as of October 4, 2006 and is by and between Interlink Electronics, Inc., a Delaware corporation, ("Interlink") on the one hand and Steven R. Becker ("Becker"), BC Advisors, LLC, a Texas limited liability company, SRB Management, L.P., a Texas limited partnership, SRB Greenway Capital, L.P., a Texas limited partnership, SRB Greenway Capital (Q.P.), L.P., a Texas limited partnership, SRB Greenway Offshore Operating Fund, L.P., a Cayman Islands limited partnership, Tom Thimot ("Thimot") and Lawrence S. Barker ("Barker") on the other. The persons and entities listed above, other than Interlink are herein referred to as the Becker Parties.

Interlink is a reporting company under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and has issued and outstanding a single class of publicly traded stock, its common stock ("Common Stock"). Interlink has filed a Proxy Statement relating to its Annual Stockholders Meeting scheduled for October 18, 2006 (the "2006 Annual Meeting"). The Becker Parties collectively beneficially own 1,287,315 shares of Common Stock. On September 19, 2006, the Becker Parties filed a report on Form 13D under the Exchange Act in which they state their intention to nominate Barker and Thimot to Interlink's Board of Directors. On September 21, 2006, the Becker Parties filed a Proxy Statement under the Exchange Act pursuant to which they seek to solicit proxies in favor of the election of Barker and Thimot. The Becker Parties' Proxy Statement stands in opposition to Interlink's Proxy Statement which recommends the election of John Buckett ("Buckett") and Merritt Lutz ("Lutz").

NOW, THEREFORE, wishing to resolve the dispute between Interlink and the Becker Parties with respect to the directors to be elected at the 2006 Annual Meeting, the parties agree as follows:

1.       IMMEDIATE ACTIONS OF THE PARTIES

Promptly upon execution of this Agreement:

         (a) The Interlink Board of Directors will create a special committee consisting of its existing directors other than Buckett and Lutz (the "Special Committee") and will empower the Special Committee to adopt the resolutions set forth in Exhibit A, attached hereto (the "Resolutions") and the Special Committee will consider and act upon the Resolutions. If the Special Committee does not adopt the Resolutions on or prior to 5:00, p.m., Pacific time on the day following the date of this Agreement, this Agreement shall be null and void and of no effect.

         (b) The Becker Parties will amend or withdraw their Proxy Statement and will take such other action as Interlink may reasonably request to terminate their solicitation of proxies in favor of the election of Barker and Thimot as soon as practicable after the adoption of the Resolutions.

         (c) Interlink will release a press release (which shall also be filed under Form 8-K) in the form substantially as set forth in Exhibit B, attached hereto as soon as practicable after the


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                  adoption  of  the  Resolutions.  Interlink  acknowledges  that certain of the Becker Parties are responsible to amend a report on Schedule 13D they have filed and will attach a copy of this Agreement and the press release attached hereto to such filing.

2. ACTIONS OF THE PARTIES BETWEEN THE DATE HEREOF AND THE 2006 ANNUAL MEETING Between the date of this Agreement and the conclusion of the 2006 Annual Meeting:

         (a) The Becker Parties shall not, directly or indirectly, take any action in opposition to the election at the 2006 Annual Meeting of the director candidates nominated by Interlink, as such nominees may be constituted from time to time or solicit, support or encourage the taking of any such action by any other person.

         (b) To the extent permitted by law and the fiduciary duties of Interlink's directors , Interlink will not, without the consent of Becker, take any action to amend, modify or rescind the adoption of the Resolutions as set forth in Section 1(a), expand its Board of Directors to include more than 8 directors, or take any action designed to prevent this Agreement from becoming and remaining effective.

3.       ACTIONS OF THE PARTIES FOLLOWING THE 2006 ANNUAL MEETING

         (a) Promptly following the 2006 Annual Meeting, Interlink shall take such action as may be necessary or desirable to implement the Resolutions.

         (b) Interlink shall not, without the consent of Becker, expand its Board of Directors to include more than 8 directors until the conclusion of its Annual Stockholders Meeting for 2008.

4.       CERTAIN UNDERSTANDINGS OF THE PARTIES

         (a) It is the present intention of Interlink's Nominating Committee to re-nominate Mr. Thimot as an Interlink director at Interlink's 2007 Annual Stockholders Meeting, provided, however, that nothing in this Agreement shall be construed as creating an obligation of Interlink, its Board of Directors or any Committee thereof to act in derogation of its fiduciary obligations.

         (b) The Becker Parties understand and confirm that Barker and Thimot will act as directors of Interlink in accordance with the fiduciary obligations of directors and in the interest of the stockholders and others to which such obligations are owed and will not act as the representatives of any particular stockholder or group of stockholders. In particular, and without limiting the generality of the foregoing, the Becker parties are aware of (1) the obligations of Interlink, its officers and its directors under Regulation FD under the Exchange Act and (2) Interlink's policy with respect to the confidentiality of its proprietary information and agree that they will not take any action designed or reasonably expected to cause a breach of any such obligations or policy.


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         (c)      Each  of  the   Becker   Parties   appoints   Becker   as  its
                  representative, empowers Becker to agree to any and all waivers and amendments to this Agreement on behalf of the Becker Parties and agrees to be bound by Becker's actions with respect to any such waivers or amendments.

         (d) If Buckett and Lutz (or replacement nominees acceptable to the Company's incumbent directors in the event either Buckett or Lutz becomes unavailable to serve), are not elected directors of the Company at the 2006 Annual Meeting, or if any action or event occurs which would result in the appointment of Barker and Thimot pursuant to the Resolutions not becoming effective promptly following the 2006 Annual Meeting as provided or contemplated herein, or if the 2006 Annual Meeting is not held and concluded prior to October 31, 2006, this Agreement shall be null and void and of no effect; provided, however, that if any such election or appointment does not occur as a result of the breach of this Agreement by any party hereto, then this Agreement shall continue in effect solely as to the right of the non-breaching party to seek damages or other relief for such breach.

5.       MISCELLANEOUS

         (a) ENTIRE AGREEMENT. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement. This Agreement (including the Exhibits hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         (b) GOVERNING LAW. This Agreement and all matters arising out of or relating hereto, including its validity, construction and interpretation, shall be governed by the laws of the State of California, without regard to the laws as to choice or conflict of laws, except to the extent that the Delaware
                  General   Corporation  Law  shall  govern  certain   corporate
                  matters.

         (c) SPECIFIC PERFORMANCE. The parties hereby acknowledge and agree that the failure of Interlink, on the one hand, or any of the Becker Parties, on the other, to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part, in accordance with and subject to the terms and conditions of this Agreement, to cause Interlink's Board of Directors to be constituted as provided herein, will cause irreparable injury to the Becker Parties or to Interlink, respectively, for which damages, even if available, will not be an adequate remedy. Accordingly, each of Interlink and the Becker Parties hereby consents, to the extent that such consent is permitted by law, to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of their respective obligations and to the granting by any court of the remedy of specific performance of their obligations hereunder.

         (d) COUNTERPARTS. This Agreement may be executed by facsimile in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the


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                  same  agreement.  This Agreement  shall become  effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                          Interlink Electronics, Inc.



                          By:      /s/ E. Michael Thoben, III
                                   ---------------------------------------------
                                   E. Michael Thoben, III, Chairman and CEO

                          BC Advisors, LLC


                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker, Member


                          SRB Management, L.P.
                               By:  BC Advisors, LLC, its General Partner


                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker, Member

                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker


                          SRB Greenway Capital, L.P.
                               By:  SRB Management, L.P., its General Partner
                               By:  BC Advisors, LLC, its General Partner


                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker, Member


                          SRB Greenway Capital (Q.P.), L.P.
                               By:    SRB Management, L.P., its General Partner
                               By:    BC Advisors, LLC, its General Partner


                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker, Member


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


                          SRB Greenway Offshore Operating Fund, L.P.
                               By:    SRB Management, L.P., its General Partner
                               By:    BC Advisors, LLC, its General Partner


                          By:      /s/ Steven R. Becker
                                   ---------------------------------------------
                                   Steven R. Becker, Member


                                   /s/ Tom Thimot
                                   ---------------------------------------------
                                   Tom Thimot


                                   /s/ Lawrence S. Barker
                                   ---------------------------------------------
                                   Lawrence S. Barker


The following Exhibits to the Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

Exhibit A         Resolutions of the Special Committee of the Board of Directors
                  of Interlink Electronics, Inc.

Exhibit B         Text of Joint Press Release


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